SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                           Current Report Pursuant to
                           Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 11, 1999
                                                         ----------------

                                DoubleClick Inc.
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             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

              000-23709                                13-3870996
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      (Commission File Number)            (I.R.S. Employer Identification No.)

              41 Madison Avenue, 32nd Floor               10010
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         (Address of Principal Executive Offices)       (Zip Code)

                                 (212) 683-0001
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              (Registrant's Telephone Number, Including Area Code)

                                      N.A.
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          (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events

            On March 11, 1999, the Company issued a press release announcing a 2-for-1 stock split, in the form of a stock dividend, of its common stock, par value $0.001 per share (the "Common Stock"). This press release is attached hereto as Exhibit 99.1, and the information contained therein is incorporated herein by reference.

            Also on March 11, 1999, the Company issued a press release announcing the intended sale of convertible subordinated debentures, convertible into shares of Common Stock. A copy of this press release is attached hereto as Exhibit 99.2, and the information contained therein is incorporated herein by reference.

Item 7. Financial Statements and Exhibits

            (c)   Exhibits

Exhibit Number                Description

      99.1                    Press release, dated March 11, 1999.

      99.2                    Press release, dated March 11, 1999.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        DoubleClick Inc.
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                                        (Registrant)


                                        By: /s/ JEFFREY E. EPSTEIN
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                                        Name: Jeffrey E. Epstein
                                              ----------------------------------
                                        Title: Chief Financial Officer
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Dated:  March 15, 1999